UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 16, 2015
Brown & Brown, Inc.
(Exact Name of Registrant Specified in Charter)
Florida
(State or other jurisdiction of incorporation)

001-13619 (Commission File Number)	59-0864469 (I.R.S. Employer Identification No.)

220 South Ridgewood Avenue, Daytona Beach, FL (Address of principal executive offices)	32114 (Zip Code)
Registrant’s telephone number, including area code (386) 252-9601
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 16, 2015, Charles H. Lydecker, formerly the President of the Retail Division of Brown & Brown, Inc. (the “Company”), was reassigned to the position of Regional President of of the Company.

A copy of the press release issued by the Company announcing the reassignment of Mr. Lydecker is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
The following exhibit is filed herewith:

99.1	Press Release dated September 18, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2015

BROWN & BROWN, INC.

By: /s/ R. Andrew Watts

R. Andrew Watts
Executive Vice President, Treasurer and Chief Financial Officer